Exhibit 10.2

                                OPTION AGREEMENT

                                                                 August 28, 2003

         OPTION AGREEMENT made as of the 19th day of May, 2003, between SLS International, Inc., a Delaware corporation (the "Company"), and Beth Broday ("Consultant").

         WHEREAS, the Company desires to grant to the Consultant options to purchase shares of its common stock, $.001 par value per share, in consideration for services provided and to be provided by Consultant.

         WHEREAS, the Company and the Consultant each intends that the Options granted herein shall be Non-Qualified Stock Options.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

         1. GRANT OF OPTIONS. The Company hereby grants to Consultant options ("Options") to purchase shares of common stock of the Company commencing on the date hereof ("Grant Date"). These Options permit Consultant to purchase 100,000 shares of the Company's common stock, par value $.001 per share ("Shares"), at the exercise price per share stated below ("Exercise Price").

         2. CHARACTER OF OPTIONS. These Options shall be considered Non-Qualified Stock Options.

         3. EXERCISE PRICE. The Exercise Price of the Options is $0.25 per
Share.

         4. PAYMENT OF EXERCISE PRICE. Options represented hereby may be exercised in whole or in part by delivering to the Company payment of the Exercise Price of the Options so exercised (i) in cash or (ii) to the extent permitted by applicable law, by delivering a written direction to the Company that the Option be exercised pursuant to a "cashless" exercise/sale procedure (pursuant to which funds to pay for exercise of the Option are delivered to the Company by a broker upon receipt of stock certificates from the Company) through a licensed broker whereby the stock certificate or certificates for the shares of Common Stock for which the Option is exercised will be delivered to such broker as the agent for the Consultant exercising the Option and the broker will deliver to the Company cash equal to the aggregate Exercise Price for the shares of Common Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes that the Company, in its reasonable judgment, is required to withhold with respect to the exercise of the Option. Exercise of this Option to the extent above stated may be made in whole or in part at any time and from time to time, subject to the limitations stated herein, except that no fractional share will be issued pursuant to this Option.

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         5. TERM OF OPTIONS. The term of the Options granted herein shall be for a term of up to five years commencing with the Grant Date. The Options shall expire and no longer be exercisable at the end of such term.

         6. TRANSFER OF OPTIONS. The Options granted herein, and the Shares issuable hereunder, shall be freely transferable, in whole or in part, and there are no restrictions upon any transfer, sale, monetization, pledge, alienation or other encumbrance with respect to either such Options or the Shares.

         7. ADJUSTMENTS. If the outstanding shares of the Company's common stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the date of this Option Agreement, the number and kinds of shares subject to the outstanding Options granted hereunder shall be adjusted proportionately and accordingly by the Company. Any such adjustment in outstanding Options shall not change the aggregate Exercise Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Exercise Price per share.

         8. [This Section is intentionally omitted.]

         9. AMENDMENTS. The Company may not amend this Option Agreement without your consent.

         10. WITHHOLDING TAXES. The Company may withhold from sums due or to become due to you from the Company any amount necessary to satisfy its obligation to withhold taxes incurred by reason of the disposition of the Shares acquired by exercise of the Options in a disqualifying disposition (within the meaning of Section 421(b) of the Code), or may require you to reimburse the Company in such amount.

         11. REGISTRATION.

         (a) The Company agrees to:

                  (i) prepare and file with the Securities Exchange Commission (the "Commission") by August 28, 2003 a registration statement on the appropriate form with respect to the Shares and to use its reasonable best efforts to cause such registration statement to become effective as promptly as practicable;

                  (ii) prepare and file with the Commission such amendments, post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to (x) keep such registration statement effective and (y) comply with the provisions of the Securities Act, until the earlier of (A) such time as all of such Shares have


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been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or (B) such time as the Shares are eligible for resale pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act");

                  (iii) furnish to the Consultant without charge such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as the Consultant may reasonably request;

                  (iv) use its reasonable best efforts to register or qualify all Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Consultant shall reasonably request and as shall be appropriate considering the nature and size of the offering, and do any and all other acts and things which may be necessary or advisable to enable the Consultant to consummate the disposition in such jurisdiction of its Shares covered by such registration statement; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, unless the Company is already subject to service in such jurisdiction;

                  (v) use its reasonable best efforts to cause all Shares covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Shares in accordance with the intended method or methods of disposition thereof;

                  (vi) promptly notify the Consultant, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of the Consultant prepare and furnish to the Consultant a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading in the light of the circumstances then existing, and as promptly as practicable, prepare and furnish to the Consultant a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of material fact or omit to state a material


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fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (vii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission until the earlier of (A) such time as all of such Shares have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or (B) such time as the Shares are eligible for resale pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act");

                  (viii) use its reasonable best efforts to list such securities on each securities exchange on which the Common Stock of the Company is then listed (including the NASDAQ Stock Market), or, if such securities are not already so listed, on any national securities exchange (including the NASDAQ Stock Market), and, if necessary, provide a transfer agent and registrar for such Shares not later than the effective date of such registration statement;

                  (ix) use its reasonable best efforts to provide a transfer agent and registrar for such Shares not later than the effective date of such registration statement; and

                  (x) use its reasonable best efforts to prevent the issuance and obtain the lifting of a stop-order by the Commission.

         (b) the Company will pay all expenses in connection with the above registration.

         (c) in connection with the preparation and filing of the registration statement registering Shares under the Securities Act, the Company will permit the Consultant to participate in the preparation of the sections of any such registration statement related to the Consultant.

         (d) It shall be a condition precedent to the obligations of the company to take any action pursuant to this Section 10 that the Consultant shall furnish to the Company such information regarding itself, the Shares held by it, and the intended method of disposition of such securities as shall be required in connection with the action to be taken by the Company; provided that, if the Company has not requested all information it requires in connection with its obligations under Section 11(a)(i) on or before August 18, 2003, and the Company breaches such obligations, such condition precedent shall be deemed to have been fulfilled and the Company shall be deemed to be in breach of this Agreement.

         (e) To the extent permitted by law, the Company will indemnify and hold harmless the Consultant, the partners, shareholders, managers, officers and directors of the Consultant, and each person, if any, who controls the Consultant within the meaning of the Securities Act, against any losses, claims,


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damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including, without limitation, any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or arise out of any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and will reimburse the Consultant, such underwriter, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, provided, however, that the indemnity agreement contained in this Section 11(c) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable in any such case with respect to any such Consultant or underwriter for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with an instrument duly executed by such Consultant, underwriter or controlling person and stated to be specifically for use in connection with such registration.

         (f) To the extent permitted by law, the Consultant requesting or joining in a registration will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, and any underwriter for the Company (within the meaning of the Securities Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by the Consultant under an instrument duly executed by the Consultant and stated to be specifically for use in connection with such registration; and will reimburse the Company or any such director, officer, controlling person or underwriter for any legal or other expenses reasonably incurred by them in


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connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 11(f) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Consultant (which consent shall not be unreasonably withheld or delayed) and provided further that the Consultant shall have no liability under this Section 11(f) in excess of the net proceeds actually received by the Consultant in the relevant public offering.

         12. Governing Law. This Agreement shall be construed and enforced in accordance with the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

         13. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

         14. Invalidity of Provision. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision in any other jurisdiction.

                                          SLS INTERNATIONAL, INC.



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                                          By: John Gott, President


                                          BETH BRODAY

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